Supplement dated February 22, 2012

to the variable annuity prospectuses for

CML Variable Annuity Account A and CML Variable Annuity Account B

The Board of Directors of Panorama Series Fund, Inc. has proposed reorganizing the Panorama Growth Portfolio into the Oppenheimer Main Street Fund®/VA (Non-Service). The reorganization is conditioned upon, among other things, approval by the Portfolio’s shareholders on or about April 20, 2012. The following will occur if conditions for the reorganization are met:

1) Effective April 27, 2012, at the close of the New York Stock Exchange:

a)	the Panorama Growth Portfolio will no longer be available as an investment choice in your contract; and
b)	we will transfer any contract value allocated to the Panorama Growth Portfolio to the Oppenheimer Main Street Fund®/VA.

2) As a result of the reorganization:

a)

if your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to the Panorama Growth Portfolio, we will change the allocation to the Oppenheimer Main Street Fund®/VA; and

b)

if your contract is currently providing variable annuity payments and you have a current election of the Panorama Growth Portfolio, we will change that election to the Oppenheimer Main Street Fund®/VA.

3) Details Regarding the Oppenheimer Main Street Fund®/VA

	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend

Annual Fund Operating Expenses. The following table provides more specific information about the total fund operating expenses of the fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2010.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Oppenheimer Main Street Fund®/VA (Non-Service)	0.65%	0.13%	—	—	0.78%[1]

1The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. During the fiscal year ended December 31, 2010, the amounts waived as a result of the voluntary expense limitation and waiver and/or reimbursement did not exceed 0.01% and therefore are not reflected in the Total Annual Fund Operating Expenses. Both the voluntary expense limitations and waiver and/or reimbursement may be amended or withdrawn at any time. The Fund’s management fee and other annual operating expenses may vary in future years.

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Example. This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Years	1	3	5	10
Oppenheimer Main Street Fund®/VA (Non-Service)	$920	$1,174	$1,447	$2,221

The Example should not be considered a representation of past or future expenses.

For additional information about this fund, see the fund prospectus. The prospectus for this fund will be sent to you.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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